UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04581

CORNERCAP GROUP OF FUNDS

(Exact name of registrant as specified in charter)

The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Jennifer Welsh

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 870-0700

Date of fiscal year end:  March 31

Date of reporting period: April 1, 2014 – September 30, 2014

Item 1.  Reports to Stockholders.

Manager’s Report to Shareholders (Unaudited)

September 30, 2014

Dear Shareholder:

Following this shareholder letter are the portfolio valuation and financial reports for the semiannual period ending September 30, 2014. Except for a couple of brief hiccups, we have experienced a steady compounding of returns since the market bottom 5.5 years ago in March 2009. Over this extraordinary period, the large and small cap stock indices have compounded at slightly over 20% a year, and, as noted below, our equity mutual funds have exceeded these benchmarks.

Before we get into comparing investment results to benchmarks (relative returns), we should highlight a significant split in the absolute returns for the quarter ending September 30, 2014. The S&P 500 Index (reflecting large cap stock returns) was up 1.13%, while the Russell 2000 Value Index for smaller caps was down 8.58%. This was almost a 10% spread. Over time smaller stocks have offered higher growth but more volatility or risk. The small cap sector generally led the recovery until the fall of 2013. Since then, larger capitalization, higher quality and lower beta stocks have taken the lead.

Small Cap Equities

Our CornerCap Small Cap Value Fund realized a -6.67% return for the quarter and -6.15% for the six-month period. Although negatives are not favorable, these returns compare favorably to the Russell 2000 Value Index that returned -8.58% and -6.40%, respectively, over these periods. For the 5.5 year period noted above, the average annual returns were 23.09% for the fund and 19.55% for the benchmark.

Even though the growth style has recently outpaced value investing, our price to free cash flow value screen added the most value last quarter. We have a few growth factors in our composite stock valuation, and these attributes (like earnings revisions) also contributed to our outperformance of the benchmark. Another important contribution to our recent returns has been a risk overlay that we use to screen out weaker stocks (i.e., potential torpedoes) from our solely valuation-based stock selections.

Large Cap Equities

Our CornerCap Large/Mid Cap Value Fund realized a 0.42% return for the quarter and 4.18% for the six-month period. These returns underperformed the S&P 500 Index benchmark which delivered 1.13% and 6.42%, respectively. Because of our consistent tilt toward value, we also measure returns against the large cap Russell 1000 Value Index which returned -0.19% for the quarter and 4.90% for the six-month period. Over the 5.5 year bull market period, our fund has realized a 20.69% average annual return versus 20.41% for the S&P 500 Index.

Even though handicapped by the style shift away from value investments, our Fundametrics® quantitative research and stock selection processes performed reasonably well. The most notable contributors were our (1) price to free cash flow valuation; (2) earnings surprise and price momentum growth attributes; and (3) our strict sell discipline. Our relative returns have also been hurt by an investor flight to safety, which we have quantified by an investor preference for higher capitalization stocks, lower beta* and lower volatility. Our relative performance is usually hurt by this type of fearful investing, primarily because we equal weight our holdings (versus capitalization weight) and we avoid looking like the overall market (i.e., not a “closet” index fund).

Semi-Annual Report | September 30, 2014	1

Manager’s Report to Shareholders (Unaudited)

September 30, 2014

CornerCap Balanced Fund

Our CornerCap Balanced Fund returned 0.06% for the quarter and 2.97% for the semiannual reporting period. The target asset allocation for our balanced fund is 60% large/mid cap stocks, and these stocks are approximately the same holdings as in our large/mid cap fund. The other 40% of the portfolio is targeted for short to intermediate term fixed income securities. The benchmark that we use is 60% of the S&P 500 Index return and 40% of the Barclay’s Intermediate Government/Corporate Bond Index return. For these two periods, quarterly and six-months, our Balanced Fund slightly underperformed the benchmark return of 0.68% and 4.33%, respectively. For the longer 5.5 year bull market period, this more conservative fund had an average annual return of 13.92% versus 13.84% for the benchmark.

Bond yields this year have continued to be modest. There was a slight increase in rates in anticipation of the Fed ending their extended bond buying program. But many are questioning the true ending of this program because of weak economic news and a fear of deflation, especially in Europe.

Unlike many equity focused mutual funds in the marketplace, we have attracted a loyal number of long term, low turnover shareholders to our no-load mutual funds. Our shareholders have always been our outsourced marketing department. We appreciate your investment and your enabling our fund company to go from less than $1 million in 1993 to $99.1 million as of September 30, 2014.

CornerCap Investment Counsel

November 1, 2014

*

Beta – A measurement of a fund’s trailing 36-month returns in relation to the overall market (or appropriate market index). Beta of 1 – share price will typically move with the market; Beta more than 1 – share price will typically be more volatile than the market; Beta less than 1 – share price will typically be less volatile than the market.

The Letter to Shareholders seeks to describe some of CornerCap Investment Counsel’s current opinions and views of the financial markets. Although CornerCap Investment Counsel believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Diversification does not eliminate the risk of experiencing investment loss.

2	www.cornercapfunds.com

Manager’s Report to Shareholders (Unaudited)

September 30, 2014

CORNERCAP BALANCED FUND

Total Return

for the period ended September 30, 2014

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Net Expense Ratio(c)

CornerCap Balanced Fund(a)	13.28%	9.40%	6.24%	5.97%	1.41%	1.21%

Combined 60% S&P 500® Index/40% Barclays Capital U.S. Government/Corporate Bond Index(d)	12.51%	10.88%	6.76%	6.60%

S&P 500® Index(e)	19.73%	15.70%	8.11%	6.93%

Barclays Capital U.S. Government/Corporate Bond Index(f)	2.20%	3.42%	4.05%	5.24%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888-813-8637 for month-end performance figures.

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)	The Balanced Fund began operations May 24, 1997.
(c)

CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Balanced Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Balanced Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.10%. To the extent the Balanced Fund incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2015 without the Board of Trustees’ approval.

(d)	Effective August 17, 2006, the Balanced Fund has elected to use the comparative index 60% S&P 500® Index and 40% Barclays Capital U.S. Government/Corporate Bond Index.
(e)

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Semi-Annual Report | September 30, 2014	3

Manager’s Report to Shareholders (Unaudited)

September 30, 2014

(f)

The Barclays Capital U.S. Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at September 30, 2014*

*	These allocations may not reflect the current or future position of the portfolio.

4	www.cornercapfunds.com

Manager’s Report to Shareholders (Unaudited)

September 30, 2014

CORNERCAP SMALL-CAP VALUE FUND

Total Return

for the period ended September 30, 2014

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Expense Ratio(c)

CornerCap Small-Cap Value Fund(a)	5.42%	14.04%	7.15%	9.57%	1.50%	1.30%

Russell 2000® Value Index(d)	4.13%	13.03%	7.25%	11.07%

Russell 2000® Index(e)	3.93%	14.29%	8.19%	9.72%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888-813-8637 for month-end performance figures.

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)	The Small-Cap Value Fund began operations on September 30, 1992.
(c)

The Adviser has entered into a contractual agreement with the Small-Cap Value Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Small-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.30%. To the extent the Small-Cap Value Fund incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2015 without the Board of Trustees’ approval.

(d)

The Russell 2000® Value Index measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

(e)	The Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Semi-Annual Report | September 30, 2014	5

Manager’s Report to Shareholders (Unaudited)

September 30, 2014

Sector Allocation

as a Percentage of Total Investments at September 30, 2014*

*	These allocations may not reflect the current or future position of the portfolio.

6	www.cornercapfunds.com

Manager’s Report to Shareholders (Unaudited)

September 30, 2014

CORNERCAP LARGE/MID-CAP VALUE FUND

Total Return

for the period ended September 30, 2014

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Net Expense Ratio(c)

CornerCap Large/Mid-Cap Value Fund(a)	20.01%	13.26%	6.65%	3.00%	1.50%	1.20%

S&P 500® Index(d)	19.73%	15.70%	8.11%	4.29%

Russell 1000® Value Index(e)	18.89%	15.26%	7.84%	6.89%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888-813-8637 for month-end performance figures.

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)

Effective July 29, 2010, the CornerCap Contrarian Fund changed its name to the CornerCap Large/Mid-Cap Value Fund. The CornerCap Large/Mid-Cap Value Fund maintains the same investment objective as the CornerCap Contrarian Fund: long-term capital appreciation. Prior to October 11, 2004, the CornerCap Contrarian Fund was known as the CornerCap Micro-Cap Fund. The performance figures include figures for the Cornerstone Micro-Cap Fund, L.P., which was a private, unregistered fund managed by the Adviser that began operations in August 31, 1996 and transferred all its assets to the Micro-Cap Fund on July 27, 2000. The Cornerstone Micro-Cap Fund was managed by the same Adviser as the Micro-Cap Fund. It pursued the same objectives and employed the same strategies as the Micro-Cap Fund. As of December 11, 2004, the Fund’s strategy was changed to multi-cap contrarian.

(c)

The Adviser has entered into a contractual agreement with the Large/Mid-Cap Value Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Large/Mid-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.20%. To the extent the Large/Mid-Cap Value Fund incurs excluded expenses, the expense ratio will increase. The contractual agreement cannot be terminated prior to August 1, 2015 without the Board of Trustees’ approval.

(d)

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Semi-Annual Report | September 30, 2014	7

Manager’s Report to Shareholders (Unaudited)

September 30, 2014

(e)

The Russell 1000® Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at September 30, 2014*

*	These allocations may not reflect the current or future position of the portfolio.

8	www.cornercapfunds.com

Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: transaction costs, such as wire fees, redemption fees, and low balance fees, and ongoing costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2014 through September 30, 2014.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as wire fees, redemption fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 4/01/2014	Ending Account Value 9/30/2014	Expense Paid During Period(a)

CornerCap Balanced Fund
Actual Fund Return	$ 1,000.00	$ 1,029.70	$ 5.60
Hypothetical Fund Return
(5% return before expenses)	$ 1,000.00	$ 1,019.55	$ 5.57
CornerCap Small-Cap Value Fund
Actual Fund Return	$ 1,000.00	$ 939.10	$ 6.32
Hypothetical Fund Return
(5% return before expenses)	$ 1,000.00	$ 1,018.55	$ 6.58
CornerCap Large/Mid-Cap Value Fund
Actual Fund Return	$ 1,000.00	$ 1,041.80	$ 6.14
Hypothetical Fund Return
(5% return before expenses)	$ 1,000.00	$ 1,019.05	$ 6.07

Semi-Annual Report | September 30, 2014	9

Fund Expenses (Unaudited)

(a)

These calculations are based on the expenses incurred in the most recent fiscal half-year. The period’s annualized six-month expense ratio is 1.10% for Balanced Fund; 1.30% for Small-Cap Value Fund and 1.20% for Large/Mid-Cap Value Fund, respectively. The dollar amounts shown as “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), then divided by 365.

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, account maintenance fees or charges by processing organizations. The Fund does not charge any account maintenance fee or sales load, but does charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of an initial purchase of shares; provided, however, that the redemption fee will not apply if the shares to be redeemed are held in a retirement account subject to the Employee Retirement Income Security Act.

10	www.cornercapfunds.com

Schedule of Investments
CornerCap Balanced Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

COMMON STOCKS (60.2%)
Aerospace & Defense (2.8%)
The Boeing Co.	2,485	$316,539
General Dynamics Corp.	3,050	387,625

		704,164

Banks (9.0%)
BB&T Corp.	8,120	302,145
Capital One Financial Corp.	4,580	373,820
Citigroup, Inc.	6,295	326,207
The Goldman Sachs Group, Inc.	1,885	346,030
JPMorgan Chase & Co.	5,310	319,874
The PNC Financial Services Group, Inc.	3,495	299,102
Wells Fargo & Co.	6,585	341,564

		2,308,742

Chemicals (1.2%)
Eastman Chemical Co.	3,890	314,662

Commercial Services (1.1%)
The Western Union Co.	18,180	291,607

Computers (3.7%)
EMC Corp.	10,670	312,204
Hewlett-Packard Co.	8,900	315,683
International Business Machines Corp.	1,700	322,711

		950,598

Electric (2.3%)
Pinnacle West Capital Corp.	5,335	291,504
Public Service Enterprise Group, Inc.	8,110	302,017

		593,521

Electrical Components & Equipment (1.2%)
Emerson Electric Co.	4,985	311,961

Food (2.7%)
ConAgra Foods, Inc.	9,990	330,070
The Kroger Co.	6,990	363,480

		693,550

Healthcare Services (2.5%)
Laboratory Corp. of America Holdings(a)	2,955	300,671
UnitedHealth Group, Inc.	3,860	332,925

		633,596

Insurance (4.8%)
The Allstate Corp.	4,945	303,474
Everest Re Group Ltd.	1,870	302,959
Lincoln National Corp.	6,080	325,766
Reinsurance Group of America, Inc.	3,675	294,478

		1,226,677

Semi-Annual Report | September 30, 2014	11

Schedule of Investments
CornerCap Balanced Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

Leisure Time (1.2%)
Harley-Davidson, Inc.	5,120	$297,984

Machinery-Diversified (1.3%)
Deere & Co.	3,910	320,581

Media (1.2%)
Viacom, Inc., Class B	4,000	307,760

Miscellaneous Manufacturing (1.1%)
Dover Corp.	3,565	286,376

Oil & Gas (6.1%)
ConocoPhillips	4,415	337,836
Devon Energy Corp.	4,405	300,333
Ensco PLC, Class A	7,605	314,163
Exxon Mobil Corp.	3,305	310,835
Occidental Petroleum Corp.	3,055	293,738

		1,556,905

Oil & Gas Services (1.2%)
National Oilwell Varco, Inc.	3,915	297,931

Packaging & Containers (1.1%)
Rock-Tenn Co., Class A	6,040	287,383

Pharmaceuticals (2.5%)
Express Scripts Holding Co.(a)	4,440	313,597
Teva Pharmaceutical Industries Ltd., Sponsored
ADR	5,905	317,394

		630,991

Retail (6.7%)
Bed Bath & Beyond, Inc.(a)	5,120	337,050
Coach, Inc.	9,245	329,214
Kohl’s Corp.	6,070	370,452
Lowe’s Cos., Inc.	6,675	353,241
Nordstrom, Inc.	4,770	326,125

		1,716,082

Semiconductors (2.6%)
Intel Corp.	10,155	353,597
QUALCOMM, Inc.	4,285	320,390

		673,987

Software (1.2%)
Oracle Corp.	8,220	314,662

Telecommunications (2.7%)
AT&T, Inc.	9,010	317,512

12	www.cornercapfunds.com

Schedule of Investments
CornerCap Balanced Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

Telecommunications (2.7%) (continued)
CenturyLink, Inc.	9,450	$386,411

		703,923

TOTAL COMMON STOCKS (COST $12,950,490)		15,423,643

EXCHANGE TRADED FUNDS (4.0%)
Guggenheim BulletShares® 2014 High Yield Corporate Bond ETF	21,400	564,532
Guggenheim BulletShares® 2015 High Yield Corporate Bond ETF	17,315	457,809

TOTAL EXCHANGE TRADED FUNDS (COST $1,037,613)		1,022,341

	Principal Amount	Fair Value

CORPORATE BONDS (25.8%)
Agriculture (0.9%)
Reynolds American, Inc., 6.750%, 06/15/2017	$200,000	225,737

Auto Manufacturers (1.4%)
Ford Motor Co., 9.215%, 09/15/2021	275,000	364,126

Banks (2.2%)
Bank of America Corp., 4.750%, 08/15/2020	250,000	265,848
The Goldman Sachs Group, Inc., 4.000%, 03/18/2029(b)	300,000	288,900

		554,748

Chemicals (1.8%)
CF Industries, Inc., 7.125%, 05/01/2020	250,000	301,665
The Dow Chemical Co., 2.500%, 02/15/2016	150,000	153,197

		454,862

Cosmetics & Personal Care (0.7%)
The Estee Lauder Co., Inc., 5.550%, 05/15/2017	150,000	166,026

Semi-Annual Report | September 30, 2014	13

Schedule of Investments
CornerCap Balanced Fund	September 30, 2014 (Unaudited)

	Principal Amount	Fair Value

Diversified Financial Services (1.0%)
Credit Suisse USA, Inc., 5.375%, 03/02/2016	$250,000	$265,915

Electronics (2.4%)
Agilent Technologies, Inc., 5.000%, 07/15/2020	270,000	293,733
Tech Data Corp., 3.750%, 09/21/2017	300,000	310,734

		604,467

Entertainment (1.1%)
International Game Technology, 7.500%, 06/15/2019	250,000	282,866

Food (0.8%)
Safeway, Inc., 3.950%, 08/15/2020	200,000	200,754

Healthcare Services (1.1%)
Humana, Inc., 6.300%, 08/01/2018	250,000	284,957

Home Furnishings (0.6%)
Whirlpool Corp., 6.500%, 06/15/2016	150,000	163,637

Insurance (2.3%)
The Travelers Cos., Inc., 5.900%, 06/02/2019	150,000	173,941
W.R. Berkley Corp., 5.600%, 05/15/2015	150,000	154,276
5.375%, 09/15/2020	230,000	255,443

		583,660

Lodging (1.0%)
Starwood Hotels & Resorts Worldwide, Inc., 7.375%, 11/15/2015	250,000	268,017

Media (1.1%)
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc, 5.000%, 03/01/2021	255,000	282,433

14	www.cornercapfunds.com

Schedule of Investments
CornerCap Balanced Fund	September 30, 2014 (Unaudited)

	Principal Amount	Fair Value

Oil & Gas (1.9%)
Chesapeake Energy Corp., 6.625%, 08/15/2020	$285,000	$314,355
Statoil ASA, 6.700%, 01/15/2018	150,000	173,830

		488,185

Retail (5.5%)
AutoZone, Inc., 5.500%, 11/15/2015	150,000	157,824
Best Buy Co., Inc., 3.750%, 03/15/2016	200,000	204,000
Dillard’s, Inc., 6.625%, 01/15/2018	275,000	301,813
Foot Locker, Inc., 8.500%, 01/15/2022	385,000	462,000
Walgreen Co., 3.100%, 09/15/2022	305,000	295,167

		1,420,804

TOTAL CORPORATE BONDS (COST $6,515,739)		6,611,194

MUNICIPAL BONDS (1.9%)
Kansas (0.6%)
Johnson County KS, Build America General Obligation Bonds, Unified School District No. 232, 4.950%, 09/01/2019	150,000	155,094

North Dakota (0.7%)
Grand Forks ND, Build America Revenue Bonds, Series A, 4.500%, 09/01/2019	150,000	164,067

Texas (0.6%)
County of Galveston TX, Build America General Obligation Bonds, Series B, 4.200%, 02/01/2017	150,000	158,591

TOTAL MUNICIPAL BONDS (COST $453,131)		477,752

CERTIFICATES OF DEPOSIT (0.9%)
Goldman Sachs Bank USA, Medium-Term Certificate of Deposit, 0.800%, 08/06/2015	250,000	250,447

TOTAL CERTIFICATES OF DEPOSIT (COST $250,000)		250,447

Semi-Annual Report | September 30, 2014	15

Schedule of Investments
CornerCap Balanced Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

SHORT TERM INVESTMENTS (7.4%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	1,891,413	$1,891,413

TOTAL SHORT TERM INVESTMENTS (COST $1,891,413)		1,891,413

TOTAL INVESTMENTS (COST $23,098,386)	100.2%	25,676,790

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2%)	(53,690)

NET ASSETS	100.0%	$25,623,100

(a)	Non-Income Producing Security.
(b)	Represents a step bond. Rate disclosed is as of September 30, 2014.

Common Abbreviations:

ADR - American Depositary Receipt.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

ETF - Exchange Traded Fund.

LLC - Limited Liability Company.

Ltd. - Limited.

PLC - Public Limited Company.

The accompanying notes to the financial statements are an integral part of these financial statements.

16	www.cornercapfunds.com

Schedule of Investments
CornerCap Small-Cap Value Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

COMMON STOCKS (95.9%)
Aerospace & Defense (1.1%)
AAR Corp.	13,950	$336,892
Kaman Corp.	9,035	355,076

		691,968

Apparel (0.5%)
Steven Madden Ltd.(a)	10,060	324,234

Auto Manufacturers (0.6%)
Wabash National Corp.(a)	25,285	336,796

Auto Parts & Equipment (2.4%)
Cooper Tire & Rubber Co.	14,270	409,549
Douglas Dynamics, Inc.	21,560	420,420
Standard Motor Products, Inc.	10,750	370,122
Tower International, Inc.(a)	10,505	264,621

		1,464,712

Banks (15.4%)
1st Source Corp.	11,805	336,206
Arrow Financial Corp.	14,081	353,011
City Holding Co.	8,410	354,313
Community Trust Bancorp, Inc.	9,916	333,475
Enterprise Financial Services Corp.	17,685	295,693
Financial Institutions, Inc.	15,535	349,227
First Business Financial Services, Inc.	9,130	400,807
First Community Bancshares, Inc.	22,725	324,740
First Financial Corp.	10,585	327,606
First Interstate BancSystem, Inc.	11,520	306,086
First Merchants Corp.	19,010	384,192
FirstMerit Corp.	20,540	361,504
German American Bancorp, Inc.	13,350	344,563
Great Southern Bancorp, Inc.	12,220	370,755
Horizon Bancorp	14,725	339,264
Lakeland Bancorp, Inc.	32,481	317,015
Lakeland Financial Corp.	8,685	325,688
MainSource Financial Group, Inc.	23,020	397,095
NBT Bancorp, Inc.	14,780	332,846
Old National Bancorp	24,235	314,328
PrivateBancorp, Inc.	15,095	451,491
S&T Bancorp, Inc.	15,750	369,495
S.Y. Bancorp, Inc.	11,910	358,491
Tompkins Financial Corp.	7,405	326,412
Towne Bank/Portsmouth VA	23,960	325,377
Walker & Dunlop, Inc.(a)	26,625	353,846
WesBanco, Inc.	10,540	322,419

		9,375,945

Semi-Annual Report | September 30, 2014	17

Schedule of Investments
CornerCap Small-Cap Value Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

Biotechnology (0.7%)
Charles River Laboratories International, Inc.(a)	6,705	$400,557

Building Materials (1.7%)
Boise Cascade Co.(a)	11,825	356,405
Drew Industries, Inc.	8,140	343,427
Universal Forest Products, Inc.	7,445	317,976

		1,017,808

Chemicals (0.6%)
A. Schulman, Inc.	10,055	363,589

Commercial Services (9.4%)
ABM Industries, Inc.	13,480	346,301
American Public Education, Inc.(a)	7,915	213,626
AMN Healthcare Services, Inc.(a)	27,495	431,671
Apollo Group, Inc., Class A(a)	13,295	334,369
The Brink’s Co.	12,740	306,270
Cardtronics, Inc.(a)	9,680	340,736
CDI Corp.	23,220	337,154
ExlService Holdings, Inc.(a)	13,315	325,019
Global Cash Access Holdings, Inc.(a)	44,245	298,654
Green Dot Corp., Class A(a)	19,150	404,831
ICF International, Inc.(a)	8,955	275,724
Korn/Ferry International(a)	16,715	416,204
Matthews International Corp., Class A	8,910	391,060
Multi-Color Corp.	8,015	364,522
Navigant Consulting, Inc.(a)	21,545	299,691
On Assignment, Inc.(a)	13,090	351,467
RPX Corp.(a)	22,245	305,424

		5,742,723

Computers (3.1%)
Computer Task Group, Inc.	29,660	329,226
Datalink Corp.(a)	26,185	278,347
Engility Holdings, Inc.(a)	10,355	322,765
Insight Enterprises, Inc.(a)	12,440	281,517
Mentor Graphics Corp.	17,945	367,783
Sykes Enterprises, Inc.(a)	16,265	324,975

		1,904,613

Diversified Financial Services (3.3%)
Higher One Holdings, Inc.(a)	54,640	134,961
Investment Technology Group, Inc.(a)	20,290	319,770
JG Wentworth Co., Class A(a)	25,930	321,273
JMP Group, Inc.	55,445	347,640
Oppenheimer Holdings, Inc., Class A	14,100	285,525
Piper Jaffray Cos.(a)	6,855	358,105

18	www.cornercapfunds.com

Schedule of Investments
CornerCap Small-Cap Value Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

Diversified Financial Services (3.3%) (continued)
Regional Management Corp.(a)	14,490	$260,096

		2,027,370

Electric (2.3%)
Avista Corp.	13,090	399,638
EnerNOC, Inc.(a)	19,180	325,293
UIL Holdings Corp.	10,195	360,903
Unitil Corp.	10,980	341,368

		1,427,202

Electrical Components & Equipment (0.6%)
SL Industries, Inc.(a)	7,175	350,283

Electronics (3.4%)
Newport Corp.(a)	18,910	335,085
Plexus Corp.(a)	8,985	331,816
Sanmina Corp.(a)	20,580	429,299
Tech Data Corp.(a)	5,205	306,366
Vishay Intertechnology, Inc.	22,330	319,096
ZAGG, Inc.(a)	68,400	381,672

		2,103,334

Engineering & Construction (0.6%)
EMCOR Group, Inc.	8,595	343,456

Food (2.0%)
Cal-Maine Foods, Inc.	6,490	579,751
Ingles Markets, Inc., Class A	14,755	349,546
SpartanNash Co.	15,462	300,736

		1,230,033

Forest Products & Paper (1.9%)
KapStone Paper and Packaging Corp.(a)	11,655	325,990
Neenah Paper, Inc.	8,285	443,082
Schweitzer-Mauduit International, Inc.	9,045	373,649

		1,142,721

Gas (1.2%)
Delta Natural Gas Co., Inc	17,655	349,039
New Jersey Resources Corp.	7,060	356,601

		705,640

Hand & Machine Tools (0.5%)
Regal-Beloit Corp.	5,090	327,032

Healthcare Products (1.3%)
Exactech, Inc.(a)	16,875	386,269
Symmetry Medical, Inc.(a)	39,170	395,225

		781,494

Healthcare Services (1.1%)
National Healthcare Corp.	6,220	345,272

Semi-Annual Report | September 30, 2014	19

Schedule of Investments
CornerCap Small-Cap Value Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

Healthcare Services (1.1%) (continued)
Select Medical Holdings Corp.	26,670	$320,840

		666,112

Home Builders (0.5%)
Thor Industries, Inc.	6,360	327,540

Home Furnishings (1.6%)
Daktronics, Inc.	25,265	310,507
Ethan Allen Interiors, Inc.	13,960	318,288
Flexsteel Industries, Inc.	10,800	364,284

		993,079

Household Products (1.0%)
Ennis, Inc.	21,450	282,496
Helen of Troy Ltd.(a)	6,480	340,330

		622,826

Insurance (7.4%)
AmTrust Financial Services, Inc.	9,640	383,865
Aspen Insurance Holdings, Ltd.	8,345	356,915
Fidelity & Guaranty Life	15,380	328,363
Greenlight Capital Re Ltd., Class A(a)	10,295	333,661
Horace Mann Educators Corp.	11,815	336,846
Maiden Holdings Ltd.	30,475	337,663
Montpelier Re Holdings Ltd.	10,830	336,705
The Navigators Group, Inc.(a)	5,615	345,322
Primerica, Inc.	6,930	334,164
Selective Insurance Group, Inc.	15,585	345,052
Symetra Financial Corp.	16,960	395,677
United Insurance Holdings Corp.	23,075	346,125
Universal Insurance Holdings, Inc.	27,030	349,498

		4,529,856

Internet (0.4%)
Lionbridge Technologies, Inc.(a)	60,085	270,382

Leisure Time (1.5%)
Arctic Cat, Inc.	9,345	325,393
Interval Leisure Group, Inc.	16,785	319,754
Steiner Leisure Ltd.(a)	7,570	284,556

		929,703

Machinery-Diversified (0.6%)
Kadant, Inc.	9,340	364,727

Media (1.1%)
Journal Communications, Inc., Class A(a)	40,355	340,193
Meredith Corp.	7,820	334,696

		674,889

20	www.cornercapfunds.com

Schedule of Investments
CornerCap Small-Cap Value Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

Metal Fabricate & Hardware (0.5%)
Worthington Industries, Inc.	8,935	$332,561

Miscellaneous Manufacturers (0.5%)
Tredegar Corp.	18,020	331,748

Miscellaneous Manufacturing (4.0%)
Blount International, Inc.(a)	25,690	388,690
Chase Corp.	11,700	364,104
Federal Signal Corp.	24,100	319,084
Hillenbrand, Inc.	10,535	325,426
Park-Ohio Holdings Corp.	6,210	297,210
Standex International Corp.	5,905	437,797
TriMas Corp.(a)	11,725	285,269

		2,417,580

Oil & Gas (2.7%)
Delek US Holdings, Inc.	9,910	328,219
Parker Drilling Co.(a)	66,495	328,485
PBF Energy, Inc., Class A	12,910	309,840
Unit Corp.(a)	5,580	327,267
Warren Resources, Inc.(a)	68,775	364,508

		1,658,319

Oil & Gas Services (2.0%)
Gulfmark Offshore, Inc., Class A	8,040	252,054
Helix Energy Solutions Group, Inc.(a)	14,920	329,135
Hornbeck Offshore Services, Inc.(a)	8,770	287,042
Tesco Corp.	17,205	341,520

		1,209,751

Packaging & Containers (0.6%)
Silgan Holdings, Inc.	7,115	334,405

Pharmaceuticals (1.7%)
Nutraceutical International Corp.(a)	13,885	290,335
Omega Protein Corp.(a)	33,855	423,188
PharMerica Corp.(a)	13,490	329,561

		1,043,084

Retail (4.1%)
The Cato Corp., Class A	11,085	381,989
Einstein Noah Restaurant Group, Inc.	22,645	456,523
The Finish Line, Inc., Class A	10,490	262,565
Genesco, Inc.(a)	4,665	348,709
GNC Holdings, Inc., Class A	10,855	420,523
Pier 1 Imports, Inc.	23,195	275,788
Ruth’s Hospitality Group, Inc.	32,375	357,420

		2,503,517

Semi-Annual Report | September 30, 2014	21

Schedule of Investments
CornerCap Small-Cap Value Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

Savings & Loans (2.5%)
Berkshire Hills Bancorp, Inc.	11,250	$264,263
Dime Community Bancshares, Inc.	15,570	224,208
First Defiance Financial Corp.	12,015	324,525
Flushing Financial Corp.	19,090	348,774
WSFS Financial Corp.	5,165	369,866

		1,531,636

Semiconductors (1.8%)
Cirrus Logic, Inc.(a)	15,750	328,387
Microsemi Corp.(a)	14,870	377,847
Ultra Clean Holdings, Inc.(a)	40,190	359,701

		1,065,935

Software (1.6%)
CSG Systems International, Inc.	13,050	342,954
PDF Solutions, Inc.(a)	18,635	234,987
Progress Software Corp.(a)	15,725	375,985

		953,926

Telecommunications (2.7%)
Black Box Corp.	15,480	360,994
IDT Corp., Class B	21,990	353,159
Inteliquent, Inc.	24,885	309,818
NETGEAR, Inc.(a)	10,870	339,688
Shenandoah Telecommunications Co.	12,600	312,606

		1,676,265

Textiles (1.1%)
Culp, Inc.	16,215	294,302
UniFirst Corp.	3,770	364,145

		658,447

Transportation (1.2%)
ArcBest Corp.	10,615	395,939
Universal Truckload Services, Inc.	13,790	334,408

		730,347

Wholesale Distributors (1.1%)
ScanSource, Inc.(a)	9,585	331,545
United Stationers, Inc.	8,885	333,810

		665,355

TOTAL COMMON STOCKS (COST $56,887,021)		58,553,500

SHORT TERM INVESTMENTS (3.9%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	2,415,380	2,415,380

TOTAL SHORT TERM INVESTMENTS (COST $2,415,380)		2,415,380

22	www.cornercapfunds.com

Schedule of Investments
CornerCap Small-Cap Value Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

TOTAL INVESTMENTS (COST $59,302,401)	99.8%	$60,968,880

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES	0.2%	100,072

NET ASSETS	100.0%	$61,068,952

(a)	Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

The accompanying notes to the financial statements are an integral part of these financial statements.

Semi-Annual Report | September 30, 2014	23

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

COMMON STOCKS (92.1%)
Aerospace & Defense (2.0%)
The Boeing Co.	1,945	$247,754

Banks (13.7%)
BB&T Corp.	5,815	216,376
Capital One Financial Corp.	2,960	241,595
Citigroup, Inc.	4,975	257,804
The Goldman Sachs Group, Inc.	1,470	269,848
JPMorgan Chase & Co.	4,240	255,418
The PNC Financial Services Group, Inc.	2,815	240,908
Wells Fargo & Co.	4,460	231,340

		1,713,289

Chemicals (1.9%)
Eastman Chemical Co.	2,890	233,772

Commercial Services (1.8%)
The Western Union Co.	14,020	224,881

Computers (5.9%)
EMC Corp.	8,465	247,686
Hewlett-Packard Co.	7,025	249,177
International Business Machines Corp.	1,240	235,389

		732,252

Electric (3.9%)
Pinnacle West Capital Corp.	4,405	240,689
Public Service Enterprise Group, Inc.	6,720	250,253

		490,942

Electrical Components & Equipment (1.8%)
Emerson Electric Co.	3,690	230,920

Food (4.2%)
ConAgra Foods, Inc.	8,270	273,241
The Kroger Co.	4,885	254,020

		527,261

Healthcare Services (4.1%)
Laboratory Corp. of America Holdings(a)	2,515	255,901
UnitedHealth Group, Inc.	2,980	257,025

		512,926

Insurance (7.6%)
The Allstate Corp.	4,220	258,982
Everest Re Group Ltd.	1,410	228,434
Lincoln National Corp.	4,440	237,895
Reinsurance Group of America, Inc.	2,810	225,165

		950,476

24	www.cornercapfunds.com

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

Leisure Time (1.9%)
Harley-Davidson, Inc.	4,040	$235,128

Machinery-Diversified (1.8%)
Deere & Co.	2,810	230,392

Media (2.0%)
Viacom, Inc., Class B	3,180	244,669

Miscellaneous Manufacturing (1.5%)
Dover Corp.	2,270	182,349

Oil & Gas (9.4%)
ConocoPhillips	2,895	221,525
Devon Energy Corp.	3,110	212,040
Ensco PLC, Class A	5,915	244,349
Exxon Mobil Corp.	2,650	249,233
Occidental Petroleum Corp.	2,515	241,817

		1,168,964

Oil & Gas Services (1.8%)
National Oilwell Varco, Inc.	2,875	218,787

Packaging & Containers (1.9%)
Rock-Tenn Co., Class A	5,000	237,900

Pharmaceuticals (4.1%)
Express Scripts Holding Co.(a)	3,700	261,331
Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,630	248,862

		510,193

Retail (10.4%)
Bed Bath & Beyond, Inc.(a)	3,955	260,358
Coach, Inc.	7,375	262,624
Kohl’s Corp.	3,995	243,815
Lowe’s Cos., Inc.	5,155	272,802
Nordstrom, Inc.	3,705	253,311

		1,292,910

Semiconductors (4.3%)
Intel Corp.	8,065	280,823
QUALCOMM, Inc.	3,380	252,723

		533,546

Software (1.9%)
Oracle Corp.	6,120	234,274

Telecommunications (4.2%)
AT&T, Inc.	6,935	244,389

Semi-Annual Report | September 30, 2014	25

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	September 30, 2014 (Unaudited)

	Shares	Fair Value

Telecommunications (4.2%) (continued)
CenturyLink, Inc.	6,810	$278,461

		522,850

TOTAL COMMON STOCKS (COST $9,834,000)		11,476,435

SHORT TERM INVESTMENTS (1.7%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	207,731	207,731

TOTAL SHORT TERM INVESTMENTS (COST $207,731)		207,731

TOTAL INVESTMENTS (COST $10,041,731)	93.8%	11,684,166

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES	6.2%	772,948

NET ASSETS	100.0%	$12,457,114

(a)	Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

PLC - Public Limited Company.

The accompanying notes to the financial statements are an integral part of these financial statements.

26	www.cornercapfunds.com

Intentionally Left Blank

Statements of Assets and Liabilities

CornerCap Balanced Fund
ASSETS:
Investments, at value (Cost - see below)	$25,676,790
Receivable for investments sold	0
Receivable for fund shares subscribed	0
Dividends and interest receivable	83,630

Total assets	25,760,420

LIABILITIES:
Payable for investments purchased	101,846
Payable for fund shares redeemed	12,000
Advisory fee payable	17,072
Operating services fee payable	6,402

Total liabilities	137,320

Net assets	$25,623,100

PRICING OF SHARES (NOTE 2):
Net Assets	$25,623,100
Shares Outstanding	1,604,503

Net asset value, offering and redemption price per share	$15.97

NET ASSETS CONSISTS OF:
Paid-in capital	$20,576,862
Accumulated net investment income	284,718
Accumulated net realized gain on investments	2,183,116
Net unrealized appreciation in value of investments	2,578,404

Net assets	$25,623,100

Cost of Investments	$23,098,386

The accompanying notes to the financial statements are an integral part of these financial statements.

28	www.cornercapfunds.com

September 30, 2014 (Unaudited)

CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

$60,968,880	$11,684,166
1,607,032	310,411
75,944	524,950
55,466	10,033

62,707,322	12,529,560

1,003,252	60,283
566,545	0
42,199	7,095
26,374	5,068

1,638,370	72,446

$61,068,952	$12,457,114

$61,068,952	$12,457,114
4,000,864	861,833

$15.26	$14.45

$51,666,520	$9,896,686
48,148	88,968
7,687,805	829,025
1,666,479	1,642,435

$61,068,952	$12,457,114

$59,302,401	$10,041,731

Semi-Annual Report | September 30, 2014	29

Statements of Operations

CornerCap Balanced Fund

INVESTMENT INCOME:
Dividends, (net of foreign withholding taxes of $614, $– and $481)	$201,835
Interest	119,604

Total investment income	321,439

EXPENSES:
Advisory fees	124,306
Operating services fees	37,292

Total expenses	161,598
Less fees waived/reimbursed by investment advisor	(24,861)

Net expenses	136,737

Net investment income	184,702

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	895,524
Change in unrealized depreciation of investments	(377,030)

Net gain/(loss) on investments	518,494

Net increase/(decrease) in net assets resulting from operations	$703,196

The accompanying notes to the financial statements are an integral part of these financial statements.

30	www.cornercapfunds.com

For the Six Months Ended September 30, 2014 (Unaudited)

CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

$447,056	$126,499
0	0

447,056	126,499

306,852	58,493
153,426	29,247

460,278	87,740
(61,370)	(17,548)

398,908	70,192

48,148	56,307

2,834,768	754,259
(6,779,341)	(329,468)

(3,944,573)	424,791

$(3,896,425)	$481,098

Semi-Annual Report | September 30, 2014	31

Statements of Changes in Net Assets

	CornerCap Balanced Fund

	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

OPERATIONS:
Net investment income	$184,702	$319,952
Net realized gain on investments	895,524	1,938,644
Long-term capital gains distributions from other investment companies	–	39,075
Change in unrealized appreciation/(depreciation) of investments	(377,030)	932,941

Net increase/(decrease) in net assets resulting from operations	703,196	3,230,612

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(290,002)
From net realized gain on investments	–	(830,002)

Total distributions	–	(1,120,004)

CAPITAL SHARE TRANSACTIONS:
Increase in net assets resulting from capital share transactions (see Note 3)	1,399,402	2,117,524
Redemption fees	–	1,894

Net increase from capital shares transactions	1,399,402	2,119,418

Total increase in net assets	2,102,598	4,230,026

NET ASSETS:
Beginning of year	23,520,502	19,290,476

End of period*	$25,623,100	$23,520,502

*Including accumulated net investment income of:	$284,718	$100,016

The accompanying notes to the financial statements are an integral part of these financial statements.

32	www.cornercapfunds.com

CornerCap Small-Cap Value Fund		CornerCap Large/Mid-Cap Value Fund
Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

$48,148	$10,592	$56,307	$96,562
2,834,768	8,729,108	754,259	1,229,947
–	–	–	–
(6,779,341)	5,903,304	(329,468)	1,129,991
(3,896,425)	14,643,004	481,098	2,456,500

–	–	–	(80,252)
–	(6,390,497)	–	–
–	(6,390,497)	–	(80,252)

5,205,633	14,905,290	1,123,844	311,915
–	1,568	116	1,001
5,205,633	14,906,858	1,123,960	312,916

1,309,208	23,159,365	1,605,058	2,689,164

59,759,744	36,600,379	10,852,056	8,162,892
$61,068,952	$59,759,744	$12,457,114	$10,852,056

$48,148	$0	$88,968	$32,661

Semi-Annual Report | September 30, 2014	33

Financial Highlights

CornerCap Balanced Fund

Selected data for each share of beneficial interest outstanding throughout the periods indicated:	Six Months Ended September 30, 2014 (Unaudited)

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$15.51

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12(a)
Net realized and unrealized gain/(loss) on investments	0.34

Total Income from Investment Operations	0.46

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	–
Distributions from net realized gain on investments	–

Total Dividends and Distributions to Shareholders	–

Paid-in Capital from Redemption Fees	–

Net asset value, end of year	$15.97

Total return	2.97%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$25,623

RATIOS TO AVERAGE NET ASSETS:
Expenses without fees waived/reimbursed	1.30%(c)
Expenses	1.10%(c)
Net investment income	1.49%(c)

Portfolio turnover rate	23%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Annualized.
(d)	Effective October 1, 2011, the Adviser agreed to limit expenses at 1.10%. Prior to October 1, 2011, no expense cap was in place.

The accompanying notes to the financial statements are an integral part of these financial statements.

34	www.cornercapfunds.com

Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010

$14.03	$13.51	$13.65	$12.82	$9.26

0.23(a)	0.24	0.24	0.26	0.28
2.09	0.78	(0.07)	0.97	3.57

2.32	1.02	0.17	1.23	3.85

(0.22)	(0.24)	(0.31)	(0.40)	(0.29)
(0.62)	(0.26)	–	–	–

(0.84)	(0.50)	(0.31)	(0.40)	(0.29)

0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)

$15.51	$14.03	$13.51	$13.65	$12.82

16.76%	7.85%	1.47%	9.78%	41.77%

$23,521	$19,290	$18,538	$18,427	$15,635

1.30%	1.30%	1.30%	N/A	N/A
1.10%	1.10%	1.20%(d)	1.30%	1.30%
1.54%	1.82%	1.64%	2.13%	2.45%

43%	40%	38%	31%	32%

Semi-Annual Report | September 30, 2014	35

Financial Highlights

CornerCap Small-Cap Value Fund

Selected data for each share of beneficial interest outstanding throughout the periods indicated:	Six Months Ended September 30, 2014 (Unaudited)

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$16.25

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.01(a)
Net realized and unrealized gain/(loss) on investments	(1.00)

Total Income/(Loss) from Investment Operations	(0.99)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	–
Distributions from net realized gain on investments	–

Total Dividends and Distributions to Shareholders	–

Paid-in Capital from Redemption Fees	–

Net asset value, end of year	$15.26

Total return	(6.09)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$61,069

RATIOS TO AVERAGE NET ASSETS:
Expenses without fees waived/reimbursed	1.50%(c)
Expenses	1.30%(c)
Net investment income/(loss)	0.16%(c)

Portfolio turnover rate	46%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Annualized.
(d)	Effective October 1, 2011, the Adviser agreed to limit expenses at 1.30%. Prior to October 1, 2011, no expense cap was in place.

The accompanying notes to the financial statements are an integral part of these financial statements.

36	www.cornercapfunds.com

Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010

$13.74	$12.98	$13.51	$10.57	$5.83

0.00(a)(b)	0.10	0.03	(0.07)	(0.07)
4.51	1.46	(0.56)	3.01	4.81

4.51	1.56	(0.53)	2.94	4.74

–	(0.13)	–	–	–
(2.00)	(0.67)	–	–	–

(2.00)	(0.80)	–	–	–

0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)

$16.25	$13.74	$12.98	$13.51	$10.57

33.09%	12.70%	(3.92)%	27.81%	81.30%

$59,760	$36,600	$22,922	$22,872	$16,448

1.50%	1.50%	1.50%	N/A	N/A
1.30%	1.30%	1.40%(d)	1.50%	1.50%
0.02%	0.74%	0.30%	(0.62)%	(0.75)%

109%	131%	56%	61%	52%

Semi-Annual Report | September 30, 2014	37

Financial Highlights

CornerCap Large/Mid-Cap Value Fund

Selected data for each share of beneficial interest outstanding throughout the periods indicated:	Six Months Ended September 30, 2014 (Unaudited)

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.87

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.07(b)
Net realized and unrealized gain/(loss) on investments	0.51

Total Income/(Loss) from Investment Operations	0.58

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	–
Distributions from net realized gain on investments	–

Total Dividends and Distributions to Shareholders	–

Paid-in Capital from Redemption Fees	0.00(d)

Net asset value, end of year	$14.45

Total return	4.18%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$12,457

RATIOS TO AVERAGE NET ASSETS:
Expenses without fees waived/reimbursed	1.50%(e)
Expenses	1.20%(e)
Net investment income/(loss)	0.96%(e)

Portfolio turnover rate	25%

(a)	Prior to July 29, 2010, the CornerCap Large/Mid-Cap Value Fund was known as the CornerCap Contrarian Fund.
(b)	Calculated using the average shares method.
(c)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005 per share.
(e)	Annualized.
(f)	Effective October 1, 2011, the Adviser agreed to limit expenses at 1.20%. Prior to October 1, 2011, the expense cap in place was 1.30%.

The accompanying notes to the financial statements are an integral part of these financial statements.

38	www.cornercapfunds.com

Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011(a)	Year Ended March 31, 2010

$10.88	$10.07	$10.41	$9.16	$5.28

0.12(b)	0.10	0.08	0.02	(0.02)
2.97	0.81	(0.34)(c)	1.23	3.91

3.09	0.91	(0.26)	1.25	3.89

(0.10)	(0.10)	(0.08)	–	(0.01)
–	–	–	–	–

(0.10)	(0.10)	(0.08)	–	(0.01)

0.00(d)	0.00(d)	0.00(d)	0.00(d)	0.00(d)

$13.87	$10.88	$10.07	$10.41	$9.16

28.42%	9.16%	(2.42)%	13.65%	73.72%

$10,852	$8,163	$5,560	$3,955	$4,003

1.50%	1.50%	1.50%	1.50%	N/A
1.20%	1.20%	1.25%(f)	1.38%	1.50%
0.98%	1.20%	0.98%	0.24%	(0.25)%

60%	43%	35%	136%	69%

Semi-Annual Report | September 30, 2014	39

Notes to Financial Statements

September 30, 2014 (Unaudited)

1. ORGANIZATION

The CornerCap Group of Funds (the “Funds”) was organized on January 6, 1986 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company.

The investment objective of the CornerCap Balanced Fund and CornerCap Small-Cap Value Fund is to obtain capital appreciation and current income, whereas the CornerCap Large/Mid-Cap Value Fund’s investment objective is to obtain capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Accounting Estimates – In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation – Portfolio securities including common stocks, corporate bonds, municipal bonds, exchange traded funds (ETFs), open-end funds, closed-end funds, and U.S. Government and Agency obligations that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Based on obtaining active market quotes, common stocks and exchange traded funds are classified as Level 1 of the fair value hierarchy. Corporate bonds, municipal bonds, certificates of deposit and U.S. Government and Agency obligations are classified as Level 2 of the hierarchy, and are priced based upon valuations provided by a recognized independent, third-party pricing agent. Third-party pricing agents value these securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations. Unlisted securities that are not included on such exchanges or systems are valued at the mean of the quoted bid and asked prices on the over-the-counter market. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 within the hierarchy. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 2 or 3 within the hierarchy, depending on the inputs used. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments.

Security Transactions Investment Income and Other – Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided in accordance with the

40	www.cornercapfunds.com

Notes to Financial Statements

September 30, 2014 (Unaudited)

Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the effective interest method. In the event of a security in default, a portion of interest receivable that was once recognized as interest income is written off and treated as a reduction of interest income.

Federal Income Taxes – For Federal income tax purposes, the Funds currently qualify, and intend to remain qualified, as regulated investment companies (“RICs”) under the provisions of Subchapter M of the Internal Revenue Code of 1986 (“Code”), as amended, by complying with the requirements applicable to RICs and by distributing their investment company taxable net income including any excess realized gain which has not been offset by capital loss carryforwards, if any, to their shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended September 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years of 2010-2013 and as of and during the six months ended September 30, 2014, have incorporated no uncertain tax positions that require a provision for income taxes. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Distributions to Shareholders – Distributions from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions to shareholders are recorded on the ex-dividend date.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Semi-Annual Report | September 30, 2014	41

Notes to Financial Statements

September 30, 2014 (Unaudited)

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2014:

CornerCap Balanced Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$15,423,643	$–	$–	$15,423,643
Exchange Traded Funds	1,022,341	–	–	1,022,341
Corporate Bonds	–	6,611,194	–	6,611,194
Municipal Bonds	–	477,752	–	477,752
Certificates of Deposit	–	250,447	–	250,447
Short Term Investments	1,891,413	–	–	1,891,413

Total	$18,337,397	$7,339,393	$–	$25,676,790

CornerCap Small-Cap Value Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$58,553,500	$–	$–	$58,553,500
Short Term Investments	2,415,380	–	–	2,415,380

Total	$60,968,880	$–	$–	$60,968,880

CornerCap Large/Mid-Cap Value Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$11,476,435	$–	$–	$11,476,435
Short Term Investments	207,731	–	–	207,731

Total	$11,684,166	$–	$–	$11,684,166

* See Schedule of Investments for industry classification.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. There were no transfers into or out of Levels 1 and 2 during the six months ended September 30, 2014.

For the six months ended September 30, 2014, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value of any investments. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. The Funds did not hold any derivative instruments at any time during the year.

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Notes to Financial Statements

September 30, 2014 (Unaudited)

3. SHARES OF BENEFICIAL INTEREST

On September 30, 2014, there was an unlimited number of no par-value shares of beneficial interest authorized for each Fund. Subject to certain exceptions, each Fund charges a 1% redemption fee calculated as a percentage of the amount redeemed. This is applicable to all redemptions (sales or exchanges) made within sixty days of initial purchase of shares of the applicable Fund. The redemption fees charged during the year are disclosed on the Statements of Changes in Net Assets.

Transactions in shares of beneficial interest were as follows:

CornerCap Balanced Fund:

	Six Months Ended September 30, 2014 (Unaudited)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 31, 2014

	Shares	Value	Shares	Value

Shares Sold	138,914	$2,197,598	202,958	$3,043,461
Shares Issued in Reinvestment of Dividends	–	–	75,175	1,118,606

Total	138,914	2,197,598	278,133	4,162,067
Less Shares Redeemed	(50,523)	(798,196)	(137,286)	(2,044,543)

Net Increase	88,391	$1,399,402	140,847	$2,117,524

CornerCap Small-Cap Value Fund:

	Six Months Ended September 30, 2014 (Unaudited)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 31, 2014

	Shares	Value	Shares	Value

Shares Sold	488,492	$7,802,571	1,292,968	$19,084,847
Shares Issued in Reinvestment of Dividends	–	–	399,869	6,369,919

Total	488,492	7,802,571	1,692,837	25,454,766
Less Shares Redeemed	(164,154)	(2,596,938)	(680,126)	(10,549,476)

Net Increase	324,338	$5,205,633	1,012,711	$14,905,290

Semi-Annual Report | September 30, 2014	43

Notes to Financial Statements

September 30, 2014 (Unaudited)

CornerCap Large/Mid-Cap Value Fund:

	Six Months Ended September 30, 2014 (Unaudited)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 31, 2014

	Shares	Value	Shares	Value

Shares Sold	116,322	$1,657,459	270,147	$3,304,555
Shares Issued in Reinvestment of Dividends	–	–	6,038	79,037

Total	116,322	1,657,459	276,185	3,383,592
Less Shares Redeemed	(37,109)	(533,615)	(243,894)	(3,071,677)

Net Increase	79,213	$1,123,844	32,291	$311,915

4. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. The amount and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end. There were no distributions paid by the Funds for the six months ended September 30, 2014.

The tax character of distributions paid for the year ended March 31, 2014 were as follows:

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

Distributions Paid From:	2014	2014	2014

Ordinary income	$ 420,002	$4,603,756	$80,252

Long-term capital gains	700,002	1,786,741	–

Total	$ 1,120,004	$6,390,497	$80,252

As of March 31, 2014, the Funds had no capital loss carryforwards to reduce the Funds’ taxable income arising from future net realized gains on investments.

During the year ended March 31, 2013, the Fund utilized capital loss carryovers of:

CornerCap Large/Mid-Cap Value Fund	$1,155,181

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Notes to Financial Statements

September 30, 2014 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2014, were as follows:

	CornerCap Balanced Fund	CornerCap Small- Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

Gross unrealized appreciation (excess of value over tax cost)	$2,911,100	$4,927,756	$1,860,240
Gross unrealized depreciation (excess of tax cost over value)	(332,696)	(3,261,277)	(217,805)

Net unrealized appreciation	$2,578,404	$1,666,479	$1,642,435

Cost of investments for income tax purposes	$23,098,386	$59,302,401	$10,041,731

5. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

A. Each of the Funds has an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser receives an Advisory Fee from each Fund, computed daily and payable monthly, at an annual rate of 1.00% of the average daily net assets. Under the terms of each Advisory Agreement, the Adviser manages the Funds’ investments subject to the approval of the Board of Trustees. The amount of expenses paid to the Adviser are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

In addition, each Fund and the Adviser have an Operating Services Agreement whereby the Adviser receives an Operating Services Fee, computed daily and payable monthly, at an annual rate of 0.30%, 0.50% and 0.50% of the average daily net assets of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund, respectively. The amounts of expenses paid to the Adviser as Operating Services Fees are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

The Adviser has contractually agreed to waive fees and reimburse each of the Funds so as to limit each Fund’s “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) as reflected in the following table:

Fund	Total Annual Fund Operating Expense Limitation

CornerCap Balanced Fund	1.10%
CornerCap Small-Cap Value Fund	1.30%
CornerCap Large/Mid-Cap Value Fund	1.20%

The contractual agreements cannot be terminated prior to August 1, 2015 without the Board of Trustees’ approval.

Semi-Annual Report | September 30, 2014	45

Notes to Financial Statements

September 30, 2014 (Unaudited)

B. The Funds and the Adviser have entered into the following agreements whereby the Adviser pays any associated fees from the Operating Services Fees it receives from the Funds to Fund operational service providers pursuant to the following agreements: 1) Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, accounting, administrative, bookkeeping and pricing services; 2) Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, transfer agent, dividend distributing and bookkeeping services; and 3) Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to the Funds. ALPS Distributors, Inc. serves as underwriter/ distributor of the Funds.

Certain officers and directors of the Funds are also officers and directors of the Adviser.

6. PURCHASES AND SALES OF SECURITIES

Investment transactions for the six months ended September 30, 2014, excluding U.S. government and agency securities and short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold

CornerCap Balanced Fund	$ 5,998,194	$ 5,458,015
CornerCap Small-Cap Value Fund	32,470,626	27,224,792
CornerCap Large/Mid-Cap Value Fund	3,167,447	2,841,772

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2014, Charles Schwab & Co. held approximately 49.97%, 72.30% and 64.67% of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund, respectively. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Additional Information (Unaudited)

September 30, 2014

1. PROXY VOTING POLICY

A copy of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 and on the SEC’s website at http://www.sec.gov.

2. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Each of the Funds files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. If any of the Funds make the information on Form N-Q available to shareholders on its website or upon request, the information may be obtained by calling the Funds toll-free at (888) 813-8637.

3. COMPENSATION OF TRUSTEES

No interested Trustee, officer, or employee of the Funds receives any compensation from the Funds for serving as an officer or Trustee of the Funds. Effective November 14, 2013, each Independent Trustee receives $3,000 for each Trustees meeting attended in-person and $2,000 for each Trustees meeting attended by telephone. Members of the Audit Committee are paid $1,000 per Audit Committee meeting, and the Audit Committee Chairman is paid $2,000 per Audit Committee meeting. The Audit Committee will normally meet twice a year.

4. RENEWAL OF THE INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 requires that the Board of Trustees of the Funds (the “Board”), including all of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), annually review the Funds’ investment advisory agreements with Adviser (the “Agreements”) and consider whether or not to re-approve them for an additional year. At its meeting on May 15, 2014, the Board, including the Independent Trustees, conducted such a review and approved the continuation of the Funds’ Agreements. Legal counsel directed the Board to a memorandum legal counsel had prepared that summarized the trustees’ fiduciary duties and responsibilities in reviewing and approving the Agreements. Legal counsel discussed with the Trustees the types of information that should be reviewed by the Board and their responsibilities in making an informed decision regarding the approval of the continuance of the Agreements. Mr. Hackney, the CCO of Adviser, then reviewed with the Board a memorandum from Adviser addressed to the Trustees that provided information regarding Adviser and its business (the “Memorandum”).

Semi-Annual Report | September 30, 2014	47

Additional Information (Unaudited)

September 30, 2014

In deciding on whether to approve the continuation of the Agreements, the Board considered numerous factors, including:

(i)

The Nature, Extent and Quality of the Services Provided by the Global Adviser. In this regard, the Board considered the responsibilities Adviser would have under each of the Agreements. The Board reviewed the operating and investment advisory services provided by Adviser to each Fund, including, without limitation, its investment advisory services since the Fund’s inception, its coordination of services for the Fund among the Fund’s service providers, its compliance procedures and practices, its efforts to promote the Fund and assist in its distribution and its provision of officers for the Trust. After reviewing the foregoing information and further information in Adviser’s Memorandum, the Board concluded that the nature, extent and quality of the services provided by Adviser were satisfactory and adequate for each of the Funds.

(ii)

The Investment Performance of the Funds and the Global Adviser. In this regard, the Board compared the performance of each Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisers and comparable peer group indices. The Board also considered the consistency of Adviser’s management of the Funds with the Funds’ investment objectives and policies. After reviewing the Funds’ short- and long-term investment performance, Adviser’s experience managing the Funds, Adviser’s historical investment performance and other factors, the Board concluded that the investment performance of each Fund and Adviser was satisfactory.

(iii)

The Costs of the Services to be Provided and Profits to be Realized by the Global Adviser and its Affiliates from the Relationship with the Funds. In this regard, the Board considered the Adviser’s staffing, personnel and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Funds and the Adviser by the principals of the Adviser; the asset levels of the Funds; and the overall fees and expenses of the Funds. The Board also considered the Adviser’s past and future expected profitability with respect to the Funds. The Board then reviewed the fees and expenses of each Fund, and compared them to other funds similar in terms of the type of fund, the style of investment management, the size of the fund and the nature of the fund’s investment strategy, among other factors. Specifically, the Board determined that each Fund’s net expense ratio was lower than some of its comparable funds and higher than others. The Board also compared the fees charged by the Adviser to its separate account clients, noting that there were differences, but also noting the differences in the level of service the Adviser is required to provide to the Funds. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by each Fund under the Agreements are appropriate and within the range of what would have been negotiated at arm’s length.

(iv)

The Extent to Which Economies of Scale Would be Realized as the Funds Grow and Whether Advisory Fee Levels Reflect These Economies of Scale for the Benefit of the Funds’ Investors. Following discussion of the Funds’ asset levels, expectations for growth, levels of fees and past adjustments to expense limitation agreements, the Board determined that each Fund’s fee arrangements were appropriate and within the range of what would have been negotiated at arm’s length, and that each Fund’s overall fee structure provided for savings and protection for shareholders at lower asset levels.

48	www.cornercapfunds.com

Additional Information (Unaudited)

September 30, 2014

5. TRUSTEES AND OFFICERS

The business affairs of the Funds are managed under the direction of the Funds’ Board of Trustees in accordance with the laws of the State of Massachusetts. Information pertaining to the Trustees and Officers of the Funds are set forth below. Trustees who are not deemed to be “interested persons” of the trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of Funds as defined in the 1940 Act are referred to as “Interested Trustees”. The Funds’ Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-888-813-8637.

INTERESTED TRUSTEES

Name, Age and Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Thomas E. Quinn Age: 68 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Trustee, President, Chief Financial Officer, and Treasurer since 1992	3	Chief Executive Officer, CornerCap Investment Counsel.	None

Semi-Annual Report | September 30, 2014	49

Additional Information (Unaudited)

September 30, 2014

INDEPENDENT TRUSTEES

Name, Age and Address*	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Richard L. Boger Age: 67	Trustee since 1992	3

President & CEO, Lex-Tek
International, Inc. (a financial
services and software consulting
company), (1991-present); Managing
Trustee, Boger-Owen FNON (2012-

present); Business Manager, Owen
Holdings, LLLP (2003-2013),
Heathland Holdings, LLLP (2004-

Present), and General Partner,
Shawnee Meadow Holdings, LLLP
(2004-Present) (real estate and
related companies).

				Director, Gray Television, Inc., since 1991

Laurin M. McSwain Age: 63	Trustee since 1994	3	Attorney, Lefkoff, Duncan, Grimes, McSwain & Hass, (2003- present).	None

Leslie W. Gates Age: 58	Trustee since 2006	3	Retired, 2005.	None

G. Harry Durity Age: 66	Trustee (1992- 2004, since 2010)	3	Director, Overland Solutions, Inc. (Private Company) since January 2009; Senior Advisor, Consultant, New Mountain Capital, LLC since May 2005; Director, Alexander Mann Solutions (Private Company).	Director, WebSite Pros, Inc.

*	All Independent Trustees can be contacted via the Funds at:
1290 Broadway, Suite 1100, Denver, CO 80203.

50	www.cornercapfunds.com

Additional Information (Unaudited)

September 30, 2014

OFFICERS

Name, Age and Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Richard T. Bean Age: 51 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds since 1996	N/A	Vice President of the Funds, Portfolio Manager, CornerCap Investment Counsel.	N/A

John A. Hackney Age: 47 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Chief Compliance Officer since 2004 and Secretary of the Funds since 1999	N/A	Chief Compliance Officer, CornerCap Investment Counsel.	N/A

Gene A. Hoots Age: 74 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds since 1992	N/A	Vice President of the Funds and Chairman Emeritus of CornerCap Investment Counsel.	N/A

Semi-Annual Report | September 30, 2014	51

Notes

52	www.cornercapfunds.com

CORNERCAP®
GROUP OF FUNDS

www.cornercapfunds.com
888-813-8637

ALPS
A DST Company

Funds distributed by ALPS Distributors, Inc.

This report has been prepared for CornerCap Funds' shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Item 2.  Code of Ethics.

Not applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.  Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10.  Submission of Matters to Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CornerCap Group of Funds

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
President (Principal Executive Officer)

Date:	December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
President (Principal Executive Officer) and Treasurer (Principal Financial Officer)

Date:	December 8, 2014